                PROSPECTUS SUPPLEMENT NO. 3
              FILED PURSUANT TO RULE 424(B)(3)
           (TO PROSPECTUS DATED JANUARY 30, 1998)
                 REGISTRATION NO. 33-23553

                     CIRRUS LOGIC, INC.
                     U.S. $280,725,000
  6% Convertible Subordinated Notes due December 15, 2003
                            and
                   Shares of Common Stock
              Issuable Upon Conversion Thereof

     This Prospectus Supplement supplements information contained in that certain Prospectus dated January 30, 1998 (the "Prospectus") relating to the potential sale from time to time of up to an $280,725,000 aggregate amount of Registrable Notes and the Common Stock issuable upon conversion thereof by the Selling Securityholders. The Prospectus Supplement is not complete without, and may not be delivered or utilized except in connection with, the Prospectus, including any amendments or supplements thereto. Capitalized terms used herein but not defined have the meanings assigned to such terms in the Prospectus.

Unless otherwise noted, all information provided in this Prospectus Supplement is as of June 17, 1998.

THE DATE OF THIS PROSPECTUS SUPPLEMENT IS JUNE 17, 1998

     The table set forth in the Prospectus under the caption
"Selling Securityholders" shall be amended and supplemented to include the following line items:


                                        Principal Amount  Number of Shares of Common Stock
                                        of Registrable
                                        Notes
                                        Beneficially                    Offered Selling
                                        Owned and        Beneficially   Holder Hereby
Name                                    Offered Hereby   Owned (1)(2)   (2)(3)(4)
------------------                      --------------  --------------  --------------
Rhode Island Retirement                   4,600,000        189,934        189,934
c/o Loomis, Sayles & Company, L.P.

Genreal Motors Pension Fund High Yield    3,575,000        147,611        147,611
c/o Loomis, Sayles & Company, L.P.

BCBS Michigan                             3,450,000        142,450        142,450
c/o Loomis, Sayles & Company, L.P.

New York City Employees                   3,055,000        126,141        126,141
c/o Loomis, Sayles & Company, L.P.

The New England Corp. Bond                2,900,000        119,741        119,741
c/o Loomis, Sayles & Company, L.P.

Detroit Edison Employees                  2,200,000         90,838         90,838
c/o Loomis, Sayles & Company, L.P.

Central Pension Fund                      2,100,000         86,709         86,709
c/o Loomis, Sayles & Company, L.P.

Baltimore Gas & Electric                  2,000,000         82,250         82,250
c/o Loomis, Sayles & Company, L.P.

Gencorp                                   2,000,000         82,250         82,250
c/o Loomis, Sayles & Company, L.P.

Bell Atlantic Master Trust                1,925,000         79,483         79,483
c/o Loomis, Sayles & Company, L.P.

Raytheon Master Trust                     1,750,000         72,257         72,257
c/o Loomis, Sayles & Company, L.P.

United Mine Workers                       1,750,000         72,257         72,257
c/o Loomis, Sayles & Company, L.P.

Minneapolis Teachers                      1,650,000         68,128         68,128
c/o Loomis, Sayles & Company, L.P.

Houston Municipal                         1,600,000         66,064         66,064
c/o Loomis, Sayles & Company, L.P.

Loomis Sayles Bond Fund                   1,600,000         66,064         66,064
c/o Loomis, Sayles & Company, L.P.

GM / Met Life High Yield                  1,550,000         63,999         63,999
c/o Loomis, Sayles & Company, L.P.

State of Connecticut Fund "F"             1,500,000         61,935         61,935
c/o Loomis, Sayles & Company, L.P.

Pension Reserves Investment Trust         1,350,000         55,741         55,741
c/o Loomis, Sayles & Company, L.P.

IBM Pension Plan                          1,300,000         53,677         53,677
c/o Loomis, Sayles & Company, L.P.

ABMAMRO Incorporated                      1,275,000         52,645         52,645
c/o Loomis, Sayles & Company, L.P.

Teamsters Affiliates Pension Plan         1,175,000         48,516         48,516
c/o Loomis, Sayles & Company, L.P.

World Bank "B"                            1,100,000         45,419         45,419
c/o Loomis, Sayles & Company, L.P.

Arkansas Public Emp. Retirement System    1,050,000         43,354         43,354
c/o Loomis, Sayles & Company, L.P.

American Stores                           1,025,000         42,322         42,322
c/o Loomis, Sayles & Company, L.P.

Ensign Peak Advisors                      1,000,000         41,290         41,290
c/o Loomis, Sayles & Company, L. P.

Milwaukee County "B"                      1,000,000         41,290         41,290
c/o Loomis, Sayles & Company, L. P.

Orange County Retirement System           1,000,000         41,290         41,290
c/o Loomis, Sayles & Company, L.P.

The Rockefeller Foundation                1,000,000         41,290         41,290
c/o Loomis, Sayles & Company, L.P.

Goldman, Sachs & Co.                        960,000         39,638         39,638

Loomis Sayles High Yield Fixed Income F     825,000         34,064         34,064
c/o Loomis, Sayles & Company, L.P.

Metropolitan Life Variable Annuity Fund     800,000         33,032         33,032
c/o Loomis, Sayles & Company, L.P.

Credit Suisse First Boston Corporation      750,000         30,967         30,967

World Bank "RSBP"                           750,000         30,967         30,967
c/o Loomis, Sayles & Company, L. P.

UFCW                                        700,000         28,903         28,903
c/o Loomis, Sayles & Company, L.P.

United Technologies                         700,000         28,903         28,903
c/o Loomis, Sayles & Company, L.P.

Winchester Convertible Plus, Ltd.           695,000         28,696         28,696
c/o Oaktree Capital Management, L. P.

Maxim Corporate Bond Fund                   650,000         26,838         26,838
c/o Loomis, Sayles & Company, L.P.

Mid Ocean High Yield                        625,000         25,806         25,806
c/o Loomis, Sayles & Company, L.P.

Foundations Account No. 1                   585,000         24,155         24,155
c/o Oaktree Capital Management, L. P.

New York City Police                        575,000         23,742         23,742
c/o Loomis, Sayles & Company, L.P.

Robertson, Stephens & Co. LLP               520,000         21,471         21,471

Entergy                                     500,000         20,645         20,645
c/o Loomis, Sayles & Company, L.P.

Halliburton High Yield                      500,000         20,645         20,645
c/o Loomis, Sayles & Company, L.P.

Houston Fire "B"                            500,000         20,645         20,645
c/o Loomis, Sayles & Company, L.P.

Siemens Master Trust                        500,000         20,645         20,645
c/o Loomis, Sayles & Company, L.P.

PHS Pension                                 450,000         18,580         18,580
c/o Loomis, Sayles & Company, L.P.

Standard Mortgage Holding Corp.             400,000         16,516         16,516

Nike                                        350,000         14,451         14,451
c/o Loomis, Sayles & Company, L.P.

Metropolitan Life Q1 Acct. 235              325,000         13,419         13,419
c/o Loomis, Sayles & Company, L.P.

New England Strategic Income Fund           325,000         13,419         13,419
c/o Loomis, Sayles & Company, L.P.

New York City Fire                          325,000         13,419         13,419
c/o Loomis, Sayles & Company, L.P.

Donaldson, Lufkin & Jenrette Sec. Inc.      305,000         12,593         12,593
c/o Loomis, Sayles & Company, L.P.

Partners Healthcare                         300,000         12,387         12,387
c/o Loomis, Sayles & Company, L.P.

City of Richmond                            275,000         11,355         11,355
c/o Loomis, Sayles & Company, L.P.

Dow Corning                                 275,000         11,355         11,355
c/o Loomis, Sayles & Company, L.P.

LLC Account No. 1                           270,000         11,148         11,148
c/o Oaktree Capital Management, L. P.

Boston Edison Retirement Trust              250,000         10,322         10,322
c/o Loomis, Sayles & Company, L.P.

Georgia Pacific                             250,000         10,322         10,322
c/o Loomis, Sayles & Company, L.P.

Norfolk County                              250,000         10,322         10,322
c/o Loomis, Sayles & Company, L.P.

Nuclear Electric Ins. Ltd.                  250,000         10,322         10,322
c/o Loomis, Sayles & Company, L.P.

Philip Morris                               250,000         10,322         10,322
c/o Loomis, Sayles & Company, L.P.

Rohm & Haas Company                         205,000          8,464          8,464
c/o Loomis, Sayles & Company, L.P.

Loomis Sayles Fixed Income Fund             200,000          8,258          8,258
c/o Loomis, Sayles & Company, L.P.

Partner Reinsurance Co.                     200,000          8,258          8,258
c/o Loomis, Sayles & Company, L.P.

City of Worcester                           150,000          6,193          6,193
c/o Loomis, Sayles & Company, L.P.

Loomis Sayles High Yield Fund               150,000          6,193          6,193
c/o Loomis, Sayles & Company, L.P.

International Union Operating Engineers     150,000          6,193          6,193
c/o Loomis, Sayles & Company, L.P.

Christiana Care Health Svcs. Account 1      125,000          5,161          5,161
c/o Loomis, Sayles & Company, L.P.

Curtiss-Wright                              125,000          5,161          5,161
c/o Loomis, Sayles & Company, L.P.

Detriot Medical Pension                     125,000          5,161          5,161
c/o Loomis, Sayles & Company, L.P.

New York City Education                     125,000          5,161          5,161
c/o Loomis, Sayles & Company, L.P.

Boston Medical Center                       100,000          4,129          4,129
c/o Loomis, Sayles & Company, L.P.

Christiana Care Health Services Account     100,000          4,129          4,129
c/o Loomis, Sayles & Company, L.P.

Data General                                100,000          4,129          4,129
c/o Loomis, Sayles & Company, L.P.

Metropolitan Life NQ Acct. 242              100,000          4,129          4,129
c/o Loomis, Sayles & Company, L.P.

Teamsters Retirement Pension Plan           100,000          4,129          4,129
c/o Loomis, Sayles & Company, L.P.

Tredegar                                    100,000          4,129          4,129
c/o Loomis, Sayles & Company, L.P.

Detroit Medical Endowment                    75,000          3,097          3,097
c/o Loomis, Sayles & Company, L.P.

Health Sciences Foundation                   75,000          3,097          3,097
c/o Loomis, Sayles & Company, L.P.

F.R. Bigelow Foundation                      56,000          2,312          2,312
c/o Loomis, Sayles & Company, L.P.

Dicoese of Springfield                       50,000          2,064          2,064
c/o Loomis, Sayles & Company, L.P.

Community Investment Group                   39,000          1,610          1,610
c/o Loomis, Sayles & Company, L.P.

LS International Fund                        20,000            826            826
c/o Loomis, Sayles & Company, L.P.

Rhode Island Retirement                   4,600,000        189,934        189,934
c/o Loomis, Sayles & Company, L.P.

Genreal Motors Pension Fund High Yield    3,575,000        147,611        147,611
c/o Loomis, Sayles & Company, L.P.

BCBS Michigan                             3,450,000        142,450        142,450
c/o Loomis, Sayles & Company, L.P.

New York City Employees                   3,055,000        126,141        126,141
c/o Loomis, Sayles & Company, L.P.

The New England Corp. Bond                2,900,000        119,741        119,741
c/o Loomis, Sayles & Company, L.P.

Detroit Edison Employees                  2,200,000         90,838         90,838
c/o Loomis, Sayles & Company, L.P.

Central Pension Fund                      2,100,000         86,709         86,709
c/o Loomis, Sayles & Company, L.P.

Baltimore Gas & Electric                  2,000,000         82,250         82,250
c/o Loomis, Sayles & Company, L.P.

Gencorp                                   2,000,000         82,250         82,250
c/o Loomis, Sayles & Company, L.P.

Bell Atlantic Master Trust                1,925,000         79,483         79,483
c/o Loomis, Sayles & Company, L.P.

Raytheon Master Trust                     1,750,000         72,257         72,257
c/o Loomis, Sayles & Company, L.P.

United Mine Workers                       1,750,000         72,257         72,257
c/o Loomis, Sayles & Company, L.P.

Minneapolis Teachers                      1,650,000         68,128         68,128
c/o Loomis, Sayles & Company, L.P.

Houston Municipal                         1,600,000         66,064         66,064
c/o Loomis, Sayles & Company, L.P.

Loomis Sayles Bond Fund                   1,600,000         66,064         66,064
c/o Loomis, Sayles & Company, L.P.

GM / Met Life High Yield                  1,550,000         63,999         63,999
c/o Loomis, Sayles & Company, L.P.

State of Connecticut Fund "F"             1,500,000         61,935         61,935
c/o Loomis, Sayles & Company, L.P.

Pension Reserves Investment Trust         1,350,000         55,741         55,741
c/o Loomis, Sayles & Company, L.P.

IBM Pension Plan                          1,300,000         53,677         53,677
c/o Loomis, Sayles & Company, L.P.

ABMAMRO Incorporated                      1,275,000         52,645         52,645
c/o Loomis, Sayles & Company, L.P.

Teamsters Affiliates Pension Plan         1,175,000         48,516         48,516
c/o Loomis, Sayles & Company, L.P.

World Bank "B"                            1,100,000         45,419         45,419
c/o Loomis, Sayles & Company, L.P.

Arkansas Public Emp. Retirement System    1,050,000         43,354         43,354
c/o Loomis, Sayles & Company, L.P.

American Stores                           1,025,000         42,322         42,322
c/o Loomis, Sayles & Company, L.P.

Ensign Peak Advisors                      1,000,000         41,290         41,290
c/o Loomis, Sayles & Company, L. P.

Milwaukee County "B"                      1,000,000         41,290         41,290
c/o Loomis, Sayles & Company, L. P.

Orange County Retirement System           1,000,000         41,290         41,290
c/o Loomis, Sayles & Company, L.P.

The Rockefeller Foundation                1,000,000         41,290         41,290
c/o Loomis, Sayles & Company, L.P.

Goldman, Sachs & Co.                        960,000         39,638         39,638

Loomis Sayles High Yield Fixed Income F     825,000         34,064         34,064
c/o Loomis, Sayles & Company, L.P.

Metropolitan Life Variable Annuity Fund     800,000         33,032         33,032
c/o Loomis, Sayles & Company, L.P.

Credit Suisse First Boston Corporation      750,000         30,967         30,967

World Bank "RSBP"                           750,000         30,967         30,967
c/o Loomis, Sayles & Company, L. P.

UFCW                                        700,000         28,903         28,903
c/o Loomis, Sayles & Company, L.P.

United Technologies                         700,000         28,903         28,903
c/o Loomis, Sayles & Company, L.P.

Winchester Convertible Plus, Ltd.           695,000         28,696         28,696
c/o Oaktree Capital Management, L. P.

Maxim Corporate Bond Fund                   650,000         26,838         26,838
c/o Loomis, Sayles & Company, L.P.

Mid Ocean High Yield                        625,000         25,806         25,806
c/o Loomis, Sayles & Company, L.P.

Foundations Account No. 1                   585,000         24,155         24,155
c/o Oaktree Capital Management, L. P.

New York City Police                        575,000         23,742         23,742
c/o Loomis, Sayles & Company, L.P.

Robertson, Stephens & Co. LLP               520,000         21,471         21,471

Entergy                                     500,000         20,645         20,645
c/o Loomis, Sayles & Company, L.P.

Halliburton High Yield                      500,000         20,645         20,645
c/o Loomis, Sayles & Company, L.P.

Houston Fire "B"                            500,000         20,645         20,645
c/o Loomis, Sayles & Company, L.P.

Siemens Master Trust                        500,000         20,645         20,645
c/o Loomis, Sayles & Company, L.P.

PHS Pension                                 450,000         18,580         18,580
c/o Loomis, Sayles & Company, L.P.

Standard Mortgage Holding Corp.             400,000         16,516         16,516

Nike                                        350,000         14,451         14,451
c/o Loomis, Sayles & Company, L.P.

Metropolitan Life Q1 Acct. 235              325,000         13,419         13,419
c/o Loomis, Sayles & Company, L.P.

New England Strategic Income Fund           325,000         13,419         13,419
c/o Loomis, Sayles & Company, L.P.

New York City Fire                          325,000         13,419         13,419
c/o Loomis, Sayles & Company, L.P.

Donaldson, Lufkin & Jenrette Sec. Inc.      305,000         12,593         12,593
c/o Loomis, Sayles & Company, L.P.

Partners Healthcare                         300,000         12,387         12,387
c/o Loomis, Sayles & Company, L.P.

City of Richmond                            275,000         11,355         11,355
c/o Loomis, Sayles & Company, L.P.

Dow Corning                                 275,000         11,355         11,355
c/o Loomis, Sayles & Company, L.P.

LLC Account No. 1                           270,000         11,148         11,148
c/o Oaktree Capital Management, L. P.

Boston Edison Retirement Trust              250,000         10,322         10,322
c/o Loomis, Sayles & Company, L.P.

Georgia Pacific                             250,000         10,322         10,322
c/o Loomis, Sayles & Company, L.P.

Norfolk County                              250,000         10,322         10,322
c/o Loomis, Sayles & Company, L.P.

Nuclear Electric Ins. Ltd.                  250,000         10,322         10,322
c/o Loomis, Sayles & Company, L.P.

Philip Morris                               250,000         10,322         10,322
c/o Loomis, Sayles & Company, L.P.

Rohm & Haas Company                         205,000          8,464          8,464
c/o Loomis, Sayles & Company, L.P.

Loomis Sayles Fixed Income Fund             200,000          8,258          8,258
c/o Loomis, Sayles & Company, L.P.

Partner Reinsurance Co.                     200,000          8,258          8,258
c/o Loomis, Sayles & Company, L.P.

City of Worcester                           150,000          6,193          6,193
c/o Loomis, Sayles & Company, L.P.

Loomis Sayles High Yield Fund               150,000          6,193          6,193
c/o Loomis, Sayles & Company, L.P.

International Union Operating Engineers     150,000          6,193          6,193
c/o Loomis, Sayles & Company, L.P.

Christiana Care Health Svcs. Account 1      125,000          5,161          5,161
c/o Loomis, Sayles & Company, L.P.

Curtiss-Wright                              125,000          5,161          5,161
c/o Loomis, Sayles & Company, L.P.

Detriot Medical Pension                     125,000          5,161          5,161
c/o Loomis, Sayles & Company, L.P.

New York City Education                     125,000          5,161          5,161
c/o Loomis, Sayles & Company, L.P.

Boston Medical Center                       100,000          4,129          4,129
c/o Loomis, Sayles & Company, L.P.

Christiana Care Health Services Account     100,000          4,129          4,129
c/o Loomis, Sayles & Company, L.P.

Data General                                100,000          4,129          4,129
c/o Loomis, Sayles & Company, L.P.

Metropolitan Life NQ Acct. 242              100,000          4,129          4,129
c/o Loomis, Sayles & Company, L.P.

Teamsters Retirement Pension Plan           100,000          4,129          4,129
c/o Loomis, Sayles & Company, L.P.

Tredegar                                    100,000          4,129          4,129
c/o Loomis, Sayles & Company, L.P.

Detroit Medical Endowment                    75,000          3,097          3,097
c/o Loomis, Sayles & Company, L.P.

Health Sciences Foundation                   75,000          3,097          3,097
c/o Loomis, Sayles & Company, L.P.

F.R. Bigelow Foundation                      56,000          2,312          2,312
c/o Loomis, Sayles & Company, L.P.

Dicoese of Springfield                       50,000          2,064          2,064
c/o Loomis, Sayles & Company, L.P.

Community Investment Group                   39,000          1,610          1,610
c/o Loomis, Sayles & Company, L.P.

LS International Fund                        20,000            826            826
c/o Loomis, Sayles & Company, L.P.

